Exhibit 4.2(A)



                                                           [EXECUTION COPY]



                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A


                    AMENDED AND RESTATED TRUST AGREEMENT


                                  between


                 CATERPILLAR FINANCIAL FUNDING CORPORATION,
                                 as Seller


                                    and


                          CHEMICAL BANK DELAWARE,
                              as Owner Trustee


                          Dated as of May 1, 1996

                             TABLE OF CONTENTS

                                                                       Page
                                                                       ----

                                 ARTICLE I

                                DEFINITIONS


              SECTION 1.01.  Capitalized Terms  . . . . . . . . . . . .   1
              SECTION 1.02.  Other Definitional Provisions  . . . . . .   3

                                 ARTICLE II

                                ORGANIZATION


              SECTION 2.01.  Name   . . . . . . . . . . . . . . . . . .   4
              SECTION 2.02.  Office   . . . . . . . . . . . . . . . . .   4
              SECTION 2.03.  Purpose and Powers   . . . . . . . . . . .   4
              SECTION 2.04.  Appointment of Owner Trustee   . . . . . .   5
              SECTION 2.05.  Initial Capital Contribution of
                Trust Estate  . . . . . . . . . . . . . . . . . . . . .   5
              SECTION 2.06.  Declaration of Trust   . . . . . . . . . .   6
              SECTION 2.07.  Liability of Owners  . . . . . . . . . . .   6
              SECTION 2.08.  Title to Trust Property  . . . . . . . . .   6
              SECTION 2.09.  Situs of Trust   . . . . . . . . . . . . .   6
              SECTION 2.10.  Representations and Warranties
                of Seller . . . . . . . . . . . . . . . . . . . . . . .   7
              SECTION 2.11.  Gross Income and Loss
                Allocations . . . . . . . . . . . . . . . . . . . . . .   8
              SECTION 2.12.  Reserved   . . . . . . . . . . . . . . . .   8
              SECTION 2.13.  Special Allocations  . . . . . . . . . . .   8
              SECTION 2.14.  Liquidating Profit or Loss   . . . . . . .   9
              SECTION 2.15.  Tax Allocations  . . . . . . . . . . . . .   9
              SECTION 2.16.  Amended and Restated Trust
                Agreement . . . . . . . . . . . . . . . . . . . . . . .   9
              SECTION 2.17.  Required Net Worth   . . . . . . . . . . .   9

                                ARTICLE III

                   CERTIFICATES AND TRANSFER OF INTERESTS


              SECTION 3.01.  Initial Ownership  . . . . . . . . . . . .   9
              SECTION 3.02.  Form of Certificates   . . . . . . . . . .  10
              SECTION 3.03.  Authentication of Certificates   . . . . .  10
              SECTION 3.04.  Registration of Transfer and
                Exchange of Certificates  . . . . . . . . . . . . . . .  10
              SECTION 3.05.  Mutilated, Destroyed, Lost or
                Stolen Certificates . . . . . . . . . . . . . . . . . .  11



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



              SECTION 3.06.  Persons Deemed Owners  . . . . . . . . . .  11
              SECTION 3.07.  Access to List of
                Certificateholders' Names and Addresses . . . . . . . .  11
              SECTION 3.08.  Maintenance of Office or Agency  . . . . .  12
              SECTION 3.09.  Appointment of Paying Agents   . . . . . .  12
              SECTION 3.10.  Disposition by Seller  . . . . . . . . . .  12
              SECTION 3.11.  Statements to
                Certificateholders  . . . . . . . . . . . . . . . . . .  13

                                 ARTICLE IV

                          ACTIONS BY OWNER TRUSTEE


              SECTION 4.01.  Prior Notice to Owners with
                Respect to Certain Matters  . . . . . . . . . . . . . .  13
              SECTION 4.02.  Action By Owners with Respect
                to Certain Matters  . . . . . . . . . . . . . . . . . .  13
              SECTION 4.03.  Action By Owners with Respect
                to Bankruptcy . . . . . . . . . . . . . . . . . . . . .  14
              SECTION 4.04.  Restrictions on Owners' Power  . . . . . .  14
              SECTION 4.05.  Majority Control   . . . . . . . . . . . .  14

                                 ARTICLE V

                 APPLICATION OF TRUST FUNDS; CERTAIN DUTIES


              SECTION 5.01.  Establishment of Trust Account   . . . . .  14
              SECTION 5.02.  Application of Trust Funds   . . . . . . .  15
              SECTION 5.03.  Method of Payment  . . . . . . . . . . . .  15
              SECTION 5.04.  No Segregation of Monies; No
                Interest  . . . . . . . . . . . . . . . . . . . . . . .  15
              SECTION 5.05.  Accounting and Report to the
                Noteholders, Owners, the Internal Revenue
                Service and Others  . . . . . . . . . . . . . . . . . .  16
              SECTION 5.06.  Signature on Returns; Tax
                Matters Partner . . . . . . . . . . . . . . . . . . . .  16
              SECTION 5.07.  Capital Accounts   . . . . . . . . . . . .  16

                                 ARTICLE VI

                   AUTHORITY AND DUTIES OF OWNER TRUSTEE


              SECTION 6.01.  General Authority  . . . . . . . . . . . .  17
              SECTION 6.02.  General Duties   . . . . . . . . . . . . .  17
              SECTION 6.03.  Action Upon Instruction  . . . . . . . . .  17
              SECTION 6.04.  No Duties Except as Specified
                in This Agreement or in Instructions  . . . . . . . . .  18
              SECTION 6.05.  No Action Except under
                Specified Documents or Instructions . . . . . . . . . .  19
              SECTION 6.06.  Restrictions   . . . . . . . . . . . . . .  19



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



                                ARTICLE VII

                        CONCERNING THE OWNER TRUSTEE


              SECTION 7.01.  Acceptance of Trusts and Duties  . . . . .  19
              SECTION 7.02.  Furnishing of Documents  . . . . . . . . .  20
              SECTION 7.03.  Representations and Warranties   . . . . .  20
              SECTION 7.04.  Reliance; Advice of Counsel  . . . . . . .  21
              SECTION 7.05.  Not Acting in Individual
                Capacity  . . . . . . . . . . . . . . . . . . . . . . .  21
              SECTION 7.06.  Owner Trustee Not Liable for
                Certificates, Notes or Receivables  . . . . . . . . . .  21
              SECTION 7.07.  Owner Trustee May Own
                Certificates and Notes  . . . . . . . . . . . . . . . .  22

                                ARTICLE VIII

                       COMPENSATION OF OWNER TRUSTEE


              SECTION 8.01.  Owner Trustee's Fees and
                Expenses  . . . . . . . . . . . . . . . . . . . . . . .  22
              SECTION 8.02.  Indemnification  . . . . . . . . . . . . .  22
              SECTION 8.03.  Payments to the Owner Trustee  . . . . . .  23

                                 ARTICLE IX

                       TERMINATION OF TRUST AGREEMENT


              SECTION 9.01.  Termination of Trust Agreement   . . . . .  23
              SECTION 9.02.  Dissolution upon Bankruptcy of
                the Seller  . . . . . . . . . . . . . . . . . . . . . .  24

                                 ARTICLE X

           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES


              SECTION 10.01.  Eligibility Requirements for
                Owner Trustee . . . . . . . . . . . . . . . . . . . . .  25
              SECTION 10.02.  Resignation or Removal of
                Owner Trustee . . . . . . . . . . . . . . . . . . . . .  25
              SECTION 10.03.  Successor Owner Trustee   . . . . . . . .  26
              SECTION 10.04.  Merger or Consolidation of
                Owner Trustee . . . . . . . . . . . . . . . . . . . . .  26
              SECTION 10.05.  Appointment of Co-Trustee or
                Separate Trustee  . . . . . . . . . . . . . . . . . . .  26



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



                                 ARTICLE XI

                               MISCELLANEOUS

              SECTION 11.01.  Supplements and Amendments  . . . . . . .  28
              SECTION 11.02.  No Legal Title to Owner Trust
                Estate in Owners  . . . . . . . . . . . . . . . . . . .  29
              SECTION 11.03.  Limitations on Rights of
                Others  . . . . . . . . . . . . . . . . . . . . . . . .  29
              SECTION 11.04.  Notices   . . . . . . . . . . . . . . . .  29
              SECTION 11.05.  Severability  . . . . . . . . . . . . . .  29
              SECTION 11.06.  Separate Counterparts   . . . . . . . . .  29
              SECTION 11.07.  Successors and Assigns  . . . . . . . . .  30
              SECTION 11.08.  Covenant of the Seller  . . . . . . . . .  30
              SECTION 11.09.  No Petition   . . . . . . . . . . . . . .  30
              SECTION 11.10.  No Recourse   . . . . . . . . . . . . . .  30
              SECTION 11.11.  Headings  . . . . . . . . . . . . . . . .  31
              SECTION 11.12.  GOVERNING LAW   . . . . . . . . . . . . .  31
              SECTION 11.13.  Certificate Transfer
                Restrictions  . . . . . . . . . . . . . . . . . . . . .  31
              SECTION 11.14.  Seller Payment Obligation   . . . . . . .  31


EXHIBITS

EXHIBIT A     FORM OF CERTIFICATE   . . . . . . . . . . . . . . . . . . A-1
EXHIBIT B     FORM OF CERTIFICATE OF TRUST  . . . . . . . . . . . . . . B-1
EXHIBIT C     CERTIFICATEHOLDER CERTIFICATION   . . . . . . . . . . . . C-1

     AMENDED AND RESTATED TRUST AGREEMENT dated as of May 1, 1996, between CATERPILLAR FINANCIAL FUNDING CORPORATION, a Nevada corporation, as Seller, and CHEMICAL BANK DELAWARE, a Delaware banking corporation, as Owner Trustee.


                                 ARTICLE I

                                DEFINITIONS

     SECTION 1.01.  Capitalized Terms.  For all purposes of this Agreement,
                    -----------------
the following terms shall have the meanings set forth below:

     "Administration Agreement" means the Administration Agreement dated as of May 1, 1996, among the Administrator, the Trust, the Seller and the Indenture Trustee, as the same may be amended, modified or supplemented from time to time.

     "Administrator" means Caterpillar Financial Services Corporation, a Delaware corporation, or any successor Administrator under the Administration Agreement.

     "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

     "Basic Documents" shall mean the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Depository Agreement, the Custodial Agreement, the Notes, the Certificates and the other documents and certificates delivered in connection therewith.

     "Benefit Plan" shall have the meaning assigned to such term in Section
                                                                    -------
11.13.
- -----

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Sec. 3801 et seq., as the same may be amended from
                  ---------        -------
time to time.

     "Capital Accounts" shall have the meaning set forth in Section 5.07
                                                            ------------
hereof.

     "Certificate" shall mean a certificate evidencing the beneficial interest of an Owner in the Trust, substantially in the form attached hereto as Exhibit A.

     "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.01.
             ------------

     "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B which has been filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.04.
                                                           ------------

     "Certificateholder Certification" shall mean a certification with respect to non-foreign status and Benefit Plan status in the form of Exhibit C hereto.
- ---------

     "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 1201 Market Street, 9th Floor, Wilmington, Delaware 19801; or at such other address as the Owner Trustee may designate by notice to the Owners and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Owners and the Seller).

     "Indenture Trustee" shall mean The First National Bank of Chicago, not in its individual capacity but solely as Indenture Trustee under the Indenture, and any successor Indenture Trustee under the Indenture.

     "Seller" shall mean Caterpillar Financial Funding Corporation in its capacity as Seller hereunder.

     "Depository Agreement" means the agreement among the Trust, the Indenture Trustee, the Administrator and The Depository Trust Company, dated as of the Closing Date, substantially in the form of Exhibit C to the
                                                           ---------
Indenture.

     "Expenses" shall have the meaning assigned to such term in Section
                                                                -------
8.02.
- ----

     "Liquidating Distribution" means, as the case may be, (i) the portion of the proceeds of a sale of assets described in Section 9.02 of this
                                                 ------------
Agreement distributed to Owners and the Seller pursuant to Section 9.01(b) of the Sale and Servicing Agreement or (ii) the amount of any distribution to Owners and the Seller in connection with the termination of the Trust under Section 9.01(a) of this Agreement.
      ---------------

     "Liquidating Profit or Loss" means the Profit or Loss determined with respect to a sale of assets described in Section 9.02 of this Agreement or
                                         ------------
the transactions associated with a final distribution described in Section
                                                                   -------
9.01(a) of this Agreement.
- -------

     "Owner" shall mean each Holder of a Certificate.

     "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing

Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

     "Owner Trustee" shall mean Chemical Bank Delaware, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

     "Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.09 and shall initially be Chemical Bank.
                      ------------

     "Profits" and "Losses" mean, for each calendar month or other period, an amount equal to the Trust's taxable income or loss for such period, other than Liquidating Profit or Loss, determined in accordance with Code section 703(a) (such taxable income or loss to include all items of income, gain, loss or deduction required to be stated separately pursuant to Code section 703(a)(1)), adjusted to reflect items of income exempt from federal income tax and items of expenditure described in Code section 705(a)(2)(B) (or treated as so described pursuant to Treasury Regulations).

     "Record Date" shall mean, with respect to any Distribution Date, the close of business on the last calendar day of the month preceding the month in which such Distribution Date occurs.

     "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement among the Trust, the Seller, as seller, and Caterpillar Financial Services Corporation, as servicer, dated as of May 1, 1996, as the same may be amended, modified or supplemented from time to time.

     "Secretary of State" shall mean the Secretary of State of the State of Delaware.

     "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.

     SECTION 1.02.  Other Definitional Provisions.  (a)  Capitalized terms
                    -----------------------------
used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) All calculations of the amount of interest accrued on the Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.


                                 ARTICLE II

                                ORGANIZATION

     SECTION 2.01.  Name.  The Trust created hereby shall be known as
                    ----
"Caterpillar Financial Asset Trust 1996-A," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.02.  Office.  The office of the Trust shall be in care of
                    ------
the Owner Trustee at the Corporate Trust Office or at such other address in the State of Delaware as the Owner Trustee may designate by written notice to the Owners and the Seller.

     SECTION 2.03.  Purpose and Powers.  (a)  The purpose of the Trust is
                    ------------------
to engage in the following activities:

         (i) to issue the Class A-1 Notes, Class A-2 Notes and the Class A-3 Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell $85,000,000 aggregate principal amount of the Class A-1 Notes, $139,000,000 aggregate principal amount of Class A-2 Notes and $133,021,000 aggregate principal amount of the Class A-3 Notes to Merrill, Lynch, Pierce, Fenner & Smith ("Merrill Lynch"),

     Goldman, Sachs & Co. and UBS Securities LLC upon the written order of the Seller and $14,876,157 aggregate principal amount of the Certificates to Merrill Lynch upon the written order of the Seller;

        (ii) with the proceeds of the sale of the Notes and the Certificates, to pay the Seller the amounts owed pursuant to Section
     2.01 of the Sale and Servicing Agreement, by directing Merrill Lynch as representative of the Seller to wire transfer such proceeds in accordance with instructions received from the Seller;

       (iii) with the proceeds from capital contributions from the Seller to pay the organizational, start-up and transactional expenses of the Trust, and with the proceeds from the sale of the Notes and Certificates, to fund the Reserve Account;

        (iv) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

         (v) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

        (vi) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

       (vii) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders.

The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.04.  Appointment of Owner Trustee.  The Seller hereby
                    ----------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.05.  Initial Capital Contribution of Trust Estate.  The
                    --------------------------------------------
Seller hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Seller, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Seller shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.06.  Declaration of Trust.  The Owner Trustee hereby
                    --------------------
declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for income and franchise tax purposes, the Trust shall be treated as a partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION 2.07.  Liability of Owners.  (a)  The Seller shall be liable
                    -------------------
directly to and will indemnify the injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent that, if all amounts due on the Notes and Certificates were paid in full at the time such liability becomes due, the remaining assets of the Trust would be insufficient to pay such amount) to the extent that the Seller would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Seller were a general partner; provided, however, that the Seller shall not be liable for any
         --------  -------
losses incurred by a Certificateholder in the capacity of an investor in the Certificates or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding proviso for which the Seller shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Seller under this paragraph shall be evidenced by the Certificates described in Section 3.10,
                                                              ------------
which for purposes of the Business Trust Statute shall be deemed to be a separate class of Certificates from all other Certificates issued by the Trust; provided, however, that the rights and obligations evidenced by all
       --------  -------
Certificates, regardless of class, shall, except as provided in this Section, be identical.

     (b)  No Owner, other than to the extent set forth in subsection
                                                          ----------
2.07(a), shall have any personal liability for any liability or obligation
- -------
of the Trust.

     SECTION 2.08.  Title to Trust Property.  Legal title to all the Owner
                    -----------------------
Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.09.  Situs of Trust.  The Trust will be located and
                    --------------
administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein
                                  --------  -------
shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION 2.10.  Representations and Warranties of Seller.  The Seller
                    ----------------------------------------
hereby represents and warrants to the Owner Trustee that:

          (a) The Seller is duly organized and validly existing as a corporation in good standing under the laws of the State of Nevada, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) The Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would render any Receivable unenforceable that would otherwise be enforceable by the Seller, the Servicer or the Owner Trustee.

          (c) The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Seller shall have duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Seller by all necessary corporate action.

          (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Seller's knowledge, any order, rule or regulation applicable to the Seller of any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

          (e) There are no proceedings or investigations pending, or, to the best of Seller's knowledge, threatened, before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties which (i) assert the invalidity of this Agreement or any of the Basic Documents, (ii) seek to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, or (iii) seek any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents.

     SECTION 2.11.  Gross Income and Loss Allocations.  After giving effect
                    ---------------------------------
to special allocations set forth in Section 2.13 of this Agreement and for
                                    ------------
purposes of maintaining Capital Accounts under Section 5.07 of this
                                               ------------
Agreement, gross income of the Trust for any calendar month as determined for Federal income tax purposes shall be allocated as follows:

          (a) first, among the Owners as of the close of the last day of such calendar month, in proportion to their ownership of the principal amount of Certificates on such date, an amount of gross income equal to the sum of (i) the amount of interest that accrues in such calendar month on the Certificates in accordance with their terms, including interest accruing thereon at the Pass-Through Rate monthly and interest on amounts previously due under the Certificates and not yet paid as provided therein and (ii) the portion of market discount on the Receivables accrued during such month that is allocable to the excess of the initial aggregate principal amount of the Certificates over their initial aggregate issue price; and

          (b)  the balance of gross income, if any, to the Seller.

If the ordinary income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent items of ordinary income shall first be allocated to make up such shortfall before being allocated as provided in clause (b). Items of loss and deduction of the Trust for any month as determined for Federal income tax purposes shall be allocated among the Certificateholders to the extent, if any, that the Servicer determines the Certificateholders are reasonably expected to bear an economic loss as a result of a shortfall in payments on the Receivables. Such allocations shall be made out of deductions (to the extent thereof) and, thereafter, out of losses, and shall be made among the Certificateholders as of the end of such month in proportion to their ownership of principal amount of Certificates on such date. All remaining items of loss and deduction shall be allocated to the Seller. If any items of loss or deduction are allocated to Certificateholders and the Servicer subsequently determines that the economic loss to Certificateholders will be less than was expected at the time such allocations were made, additional items of gross income will be allocated to Certificateholders in subsequent periods to offset the excess allocations of losses and deductions to Certificateholders before any items of gross income are allocated to the Seller as provided in clause (b).

     SECTION 2.12.  Reserved.
                    --------

     SECTION 2.13.  Special Allocations.  (a)  In the event any Owner
                    -------------------
unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or
(6), items of Trust income and gain shall be specially allocated to such Owner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit, if any, in the balance of the Capital Account of such Owner as quickly as possible. This Section
                                                                   -------
2.13(a) is intended to comply with the qualified income offset provision in
- -------
Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

     (b) In the event the initial issue price of Certificates differs from their initial principal amount, there shall be specially allocated to the Owners the portion, if any, of the offset for premium (in the case the issue price of the Certificates exceeds their principal amount) or market discount income (in the case the principal amount of the Certificates exceeds their issue price) on the Receivables accruing for a calendar month that is attributable to such difference.

     SECTION 2.14.  Liquidating Profit or Loss.  Liquidating Profit or Loss
                    --------------------------
shall be allocated, after all other adjustments are made to the Capital Accounts (including adjustments to reflect the Liquidating Distribution), as follows:

          (a) First, among the Owners in proportion to their ownership of the principal amount of Certificates, in an amount that would cause their Capital Account balances to equal zero (in the case of the Seller, taking into account the Capital Account balance of the Seller only to the extent it relates to Certificates owned by the Seller); and

          (b)  Any balance, to the Seller.

     SECTION 2.15.  Tax Allocations.  For income tax purposes, each item of
                    ---------------
income, gain, loss and deduction of the Trust shall be allocated among the Owners and the Seller in accordance with their respective shares of gross income and losses, as determined under Section 2.11 of this Agreement and
                                       ------------
taking into account the special allocations set forth in Section 2.13,
                                                         ------------
subject to the provisions of Section 704(c) of the Code. Notwithstanding anything to the contrary set forth in this Agreement, the Seller is authorized to modify the allocations of this Section 2.15 and Sections
                                             ------------     --------
2.11, 2.13 and 2.14 if necessary or appropriate, in the Seller's sole
- ----  ----     ----
discretion, for the allocations to fairly reflect the economic gain, income or loss to the Seller or the Owners, or as otherwise required by the Code or the Treasury Regulations.

     SECTION 2.16.  Amended and Restated Trust Agreement.  This Agreement
                    ------------------------------------
amends and restates in its entirety the Trust Agreement dated as of May 1, 1996 between the Seller and Owner Trustee.

     SECTION 2.17.  Required Net Worth.  For so long as any Notes or
                    ------------------
Certificates shall remain outstanding, the Seller shall take all actions necessary to maintain its net worth (exclusive of its interest in the Trust) equal to the greater of (a) $1,500,000 or (b) the lesser of $50,000,000 or such other amount as satisfies the then existing Internal Revenue Service guidelines concerning the net worth requirements for general partners of partnerships, as set forth in Revenue Procedure 92-88 or successor pronouncements.


                                ARTICLE III

                   CERTIFICATES AND TRANSFER OF INTERESTS

     SECTION 3.01.  Initial Ownership.  Upon the formation of the Trust by
                    -----------------
the contribution by the Seller pursuant to Section 2.05 and until the
                                           ------------
issuance of the Certificates, the Seller shall be the sole beneficiary of the Trust.

     SECTION 3.02.  Form of Certificates.  The Certificates shall be issued
                    --------------------
in denominations of $250,000 and integral multiples of $1,000 in excess thereof; provided, however, that not more than two Certificates may be
         --------  -------
issued in a denomination not an integral multiple of $1,000 and the Certificates issued to the Seller in accordance with Section 3.10 may be
                                                     ------------
issued in such denominations as would equal at least 1.0% of the Certificate Balance. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall, when duly authenticated pursuant to Section 3.03, be validly issued and entitled to
                          ------------
the benefits of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

     SECTION 3.03.  Authentication of Certificates.  Concurrently with the
                    ------------------------------
initial sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Seller, signed by its Chairman of the Board, its President, any Vice President, its Treasurer, its Secretary or any Assistant Treasurer, without further corporate action by the Seller, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner
                                       ---------
Trustee or the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

     SECTION 3.04.  Registration of Transfer and Exchange of
                    ----------------------------------------
Certificates.  The Certificate Registrar shall keep or cause to be kept, at
- ------------
the office or agency maintained pursuant to Section 3.08, a Certificate
                                            ------------
Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Chemical Bank shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee
                                        ------------
shall execute, authenticate and deliver (or shall cause its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. The Owner Trustee shall not register a transfer of any Certificate unless the transferee of the Certificate delivers to the Certificate Registrar and authenticating agent an executed Certificateholder Certification. At the option of a Holder, Certificates may be exchanged for other Certificates of authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section
                                                               -------
3.08.
- ----

     Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or his attorney duly authorized in writing, along with a Certificateholder Certification duly executed by the transferee of such Certificate. Each Certificate surrendered for registration of transfer and exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen
                    ------------------------------------
Certificates.  If  (a) any mutilated Certificate shall be surrendered to
- ------------
the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     SECTION 3.06.  Persons Deemed Owners.  Prior to due presentation of a
                    ---------------------
Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the Owner of such Certificate for the purpose of receiving distributions pursuant to Section
                                                                   -------
5.02 and for all other purposes whatsoever, and neither the Owner Trustee
- ----
nor the Certificate Registrar shall be bound by any notice to the contrary.

     SECTION 3.07.  Access to List of Certificateholders' Names and
                    -----------------------------------------------
Addresses.  The Owner Trustee shall furnish or cause to be furnished to the
- ---------
Servicer and the Seller, within 15 days after receipt by the Owner Trustee of a request therefor from the Servicer or the Seller in writing, a list, in such form as the Servicer or the Seller may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application shall be accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold either the Seller or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     SECTION 3.08.  Maintenance of Office or Agency.  The Owner Trustee
                    -------------------------------
shall maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates Chemical Bank, 55 Water Street, New York, New York 10041 as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Seller and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.09.  Appointment of Paying Agents.  The Paying Agent shall
                    ----------------------------
make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such
                    ------------
distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall initially be Chemical Bank, and any co-paying agent chosen by Chemical Bank, and acceptable to the Owner Trustee. Chemical Bank shall be permitted to resign as Paying Agent upon 30 days' written notice to the Owner Trustee. In the event that Chemical Bank shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall
                                  -------------  ----  ----     ----
apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.10.  Disposition by Seller.  On the Closing Date, the Seller
                    ---------------------
shall purchase Certificates representing at least 1.00% of the Certificate Balance and, thereafter, shall retain beneficial and record ownership of Certificates representing at least 1.00% of the Certificate Balance. Any attempted transfer of any Certificate that would reduce such interest of the Seller below 1.00% of the Certificate Balance shall be void. The Owner Trustee shall cause any Certificate issued to the Seller to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE."

     SECTION 3.11.  Statements to Certificateholders.  The Owner Trustee
                    --------------------------------
shall forward to each Certificateholder on the related Distribution Date all statements provided to it by the Servicer pursuant to Section 5.06 of the Sale and Servicing Agreement.


                                 ARTICLE IV

                          ACTIONS BY OWNER TRUSTEE

     SECTION 4.01.  Prior Notice to Owners with Respect to Certain
                    ----------------------------------------------
Matters.  With respect to the following matters, the Owner Trustee shall
- -------
not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Holders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Holders have withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Trust (other than an action to collect on a Receivable) and the compromise of any action, claim or lawsuit brought by or against the Trust (other than an action to collect on a Receivable);

          (b) the election by the Trust to file an amendment to the Certificate of Trust;

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

          (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Owners; or

          (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Trustee or the appointment pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

     SECTION 4.02.  Action By Owners with Respect to Certain Matters.  The
                    ------------------------------------------------
Owner Trustee shall not have the power, except upon the direction of the Owners, to (a) remove the

Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement, (c) remove the Servicer under the Sale and Servicing Agreement pursuant to Section 8.01 thereof or (d) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

     SECTION 4.03.  Action By Owners with Respect to Bankruptcy.  The Owner
                    -------------------------------------------
Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

     SECTION 4.04.  Restrictions on Owners' Power.  The Owners shall not
                    -----------------------------
direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to
               ------------
follow any such direction, if given.

     SECTION 4.05.  Majority Control.  Except as expressly provided herein,
                    ----------------
any action that may be taken by the Owners under this Agreement may be taken by the Holders of Certificates evidencing a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Certificates evidencing a majority of the Certificate Balance at the time of the delivery of such notice.


                                 ARTICLE V

                 APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

     SECTION 5.01.  Establishment of Trust Account.  The Owner Trustee, for
                    ------------------------------
the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.
If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Seller on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall within 10 Business Days following notification of such occurrence (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an

Eligible Deposit Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

     SECTION 5.02.  Application of Trust Funds.  (a) On each Distribution
                    --------------------------
Date, the Owner Trustee will distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to Sections 5.04 and 5.05 of the Sale and Servicing Agreement on or before such Distribution Date.

     (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.06(a) of the Sale and Servicing Agreement on such Distribution Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed or required to be withheld by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution, the Owner Trustee may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that an Owner wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such Owner in making such claim so long as such Owner agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

     SECTION 5.03.  Method of Payment.  Subject to Section 9.01(c),
                    -----------------              ---------------
distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register.

     SECTION 5.04.  No Segregation of Monies; No Interest.  Subject to
                    -------------------------------------
Section 5.01 and 5.02, monies received by the Owner Trustee hereunder need
- ------------     ----
not be segregated in any manner except to the extent required by law or the Sale and Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION 5.05.  Accounting and Report to the Noteholders, Owners, the
                    -----------------------------------------------------
Internal Revenue Service and Others.  The Owner Trustee shall (a) maintain
- -----------------------------------
(or cause to be maintained) the books of the Trust on a fiscal year basis ending December 31, (or such other period as may be required by applicable law), with the first year being a short year ending December 31, 1996, and on the accrual method of accounting, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, Form
1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with
Section 5.02(c) with respect to income or distributions to Owners.  As
- ---------------
applicable, the Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables or shall offset premium against interest income or original issue discount accruing with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     SECTION 5.06.  Signature on Returns; Tax Matters Partner.  (a)  The
                    -----------------------------------------
tax returns of the Trust shall be signed by the Seller, as "general partner" of the partnership created hereunder for tax purposes.

     (b) The Seller shall be the "tax matters partner" of the Trust pursuant to the Code.

     SECTION 5.07.  Capital Accounts.  The Trust shall maintain accounts
                    ----------------
("Capital Accounts") with respect to each Owner (including the Seller). For this purpose, Capital Accounts shall be maintained in accordance with the following provisions:

          (a) Each Owner's Capital Account shall be increased by the Capital Contributions (as defined below) of such Owner, such Owner's distributive share of Profits (and any Liquidating Profits) and any items in the nature of income or gain which are specially allocated to such Owner pursuant to Section 2.13 of this Agreement.
                            ------------

          (b) Each Owner's Capital Account shall be reduced by any amount distributed to such Owner (including, in the case of the Seller, any amount released or otherwise distributed to the Seller from the Reserve Account under Section 5.05(b) of the Sale and Servicing Agreement), such Owner's distributive share of Losses (and any Liquidating Loss), and any items in the nature of expenses or Losses which are specially allocated to such Owner pursuant to Section 2.13
                                                             ------------
     of this Agreement.

          (c) In the event all or a portion of a Certificate is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to such Certificate or a portion thereof.

     "Capital Contribution" means the amount of any cash and the fair market value of any property contributed to the Trust by a Certificateholder (including any amounts deemed to be contributed in connection with the original issuance of the Certificates), including, in the case of the Seller, the amount of any Receivables contributed by the Seller (with such amount for Receivables intended to reflect the excess of the Receivables and monies due thereon or with respect thereto, including accrued but unpaid interest and finance charges, conveyed to the Trust by the Seller on the Closing Date under Article II of the Sale and Servicing Agreement over the amount paid to the Seller thereunder). The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with section 1.704-l(b) of the Treasury Regulations and shall be interpreted in a manner consistent therewith.


                                 ARTICLE VI

                   AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.01.  General Authority.  The Owner Trustee is authorized and
                    -----------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, or any amendment thereto or other agreement, in each case, in such form as the Seller shall approve as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator directs in writing with respect to the Basic Documents.

     SECTION 6.02.  General Duties.  It shall be the duty of the Owner
                    --------------
Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     SECTION 6.03.  Action Upon Instruction.  (a)  Subject to Article IV,
                    -----------------------                   ----------
the Owners may, by written instruction, direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV.
                                              ----------

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner

Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interest of the Owners, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     SECTION 6.04.  No Duties Except as Specified in This Agreement or in
                    -----------------------------------------------------
Instructions.  The Owner Trustee shall not have any duty or obligation to
- ------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03;
                                                              ------------
and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.05.  No Action Except under Specified Documents or
                    ---------------------------------------------
Instructions.  The Owner Trustee shall not manage, control, use, sell,
- ------------
dispose of or otherwise deal with any part of the Owner Trust Estate except
(i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.
                                                       ------------

     SECTION 6.06.  Restrictions.  The Owner Trustee shall not take any
                    ------------
action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee,
- ------------
would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.


                                ARTICLE VII

                        CONCERNING THE OWNER TRUSTEE

     SECTION 7.01.  Acceptance of Trusts and Duties.  The Owner Trustee
                    -------------------------------
accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or
(ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In
             ------------
particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner;

          (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Seller or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein and in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     SECTION 7.02.  Furnishing of Documents.  The Owner Trustee shall
                    -----------------------
furnish (a) to the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Noteholders promptly upon written request therefor, copies of the Purchase Agreement, the Sale and Servicing Agreement, the Administration Agreement and the Trust Agreement.

     SECTION 7.03.  Representations and Warranties.  The Owner Trustee
                    ------------------------------
hereby represents and warrants to the Seller, for the benefit of the Owners, that:

          (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.04.  Reliance; Advice of Counsel.  (a)  The Owner Trustee
                    ---------------------------
shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.
The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

     SECTION 7.05.  Not Acting in Individual Capacity.  Except as provided
                    ---------------------------------
in this Article VII, in accepting the trusts hereby created Chemical Bank Delaware acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 7.06.  Owner Trustee Not Liable for Certificates, Notes or
                    ---------------------------------------------------
Receivables.  The recitals contained herein and in the Certificates (other
- -----------
than the signature and counter-signature
of the Owner Trustee on the Certificates and its representations and warranties in Section 7.03) shall be taken as the statements of the Seller
              ------------
and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) or the Notes or of any other Basic Document or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Seller or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 7.07.  Owner Trustee May Own Certificates and Notes.  The
                    --------------------------------------------
Owner Trustee in its individual or any other capacity may become the Owner or pledgee of Certificates or Notes and may deal with the Seller, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                ARTICLE VIII

                       COMPENSATION OF OWNER TRUSTEE

     SECTION 8.01.  Owner Trustee's Fees and Expenses.  The Owner Trustee
                    ---------------------------------
shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Seller and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Seller for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder; provided, however, that the Owner Trustee's right to enforce such obligation shall be subject to the provisions of Section 11.09.
                                                      -------------

     SECTION 8.02.  Indemnification.  The Seller shall be liable as primary
                    ---------------
obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner

Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Seller shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01; provided, however, that the Owner Trustee's right
            ------------
to enforce such obligation shall be subject to the provisions of Section
                                                                 -------
11.09.  The indemnities contained in this Section shall survive the
- -----
resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld.

     SECTION 8.03.  Payments to the Owner Trustee.  Any amounts paid to the
                    -----------------------------
Owner Trustee pursuant to this Article VIII shall be deemed not to be a
                               ------------
part of the Owner Trust Estate immediately after such payment.


                                 ARTICLE IX

                       TERMINATION OF TRUST AGREEMENT

     SECTION 9.01.  Termination of Trust Agreement.  (a)  This Agreement
                    ------------------------------
(other than Article VIII) and the Trust shall terminate and be of no further force or effect, (i) upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V or (ii) at the time provided in Section
                        ---------                                 -------
9.02.  Any money or other property held as part of the Owner Trust Estate
- ----
following such distribution (and following a final distribution of proceeds from a sale under Section 9.02) shall be distributed to the Seller. The
                  ------------
bankruptcy, liquidation, dissolution, death or incapacity of any Owner, other than the Seller as described in Section 9.02, shall not (x) operate
                                      ------------
to terminate this Agreement or the Trust, or (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b)  Except as provided in Section 9.01(a), neither the Seller nor any
                                ---------------
Owner shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.01(c) of the
                                                     ---------------
Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and
(iii) that the Record Date
otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.02.
                                                            ------------

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Seller.

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

     SECTION 9.02.  Dissolution upon Bankruptcy of the Seller.  In the
                    -----------------------------------------
event that an Insolvency Event shall occur with respect to the Seller, this Agreement shall be terminated in accordance with Section 9.01 90 days after
                                                 ------------
the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from (a) each of the Certificateholders (other than the Seller), (b) each of the Noteholders, and (c) holders of interests in the Reserve Account (other than the Seller), if any, having interests with a value in excess of 50% of all interests in the Reserve Account held by such Persons, in each case to the effect that each such party disapproves of the liquidation of the Receivables and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Seller, (i) the Seller shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (ii) the Owner Trustee shall, upon the receipt of such written notice from the Seller, give prompt written notice to the Certificateholders and the Indenture Trustee of the occurrence of such event and (iii) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Seller, give prompt written notice to the Noteholders of the occurrence of such event; provided, however, that any failure to give a notice required by this
- --------  -------
sentence shall not prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.02. The termination
                                             ------------
of this Agreement shall constitute an Event of Default under the Indenture. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms pursuant to Section 5.04 of the Indenture. The proceeds of such a sale of the assets of the Trust shall be collected by the Indenture Trustee and distributed pursuant to Section 5.04(b) of the Indenture.

                                 ARTICLE X

           SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

     SECTION 10.01.  Eligibility Requirements for Owner Trustee.  The Owner
                     ------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent which has) a rating of at least Baa3 by Moody's and at least BBB- by Standard & Poor's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section
                                                                  -------
10.02.
- -----

     SECTION 10.02.  Resignation or Removal of Owner Trustee.  The Owner
                     ---------------------------------------
Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator; provided,
                                                               --------
however, that such resignation and discharge shall only be effective upon
- -------
the appointment of a successor Owner Trustee. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign
                                  -------------
after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and
                          -------------
expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     SECTION 10.03.  Successor Owner Trustee.  Any successor Owner Trustee
                     -----------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver
                      -------------
to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.
                                      -------------

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.04.  Merger or Consolidation of Owner Trustee.  Any
                     ----------------------------------------
corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder; provided such corporation shall be eligible pursuant to
                   --------
Section 10.01, without the execution or filing of any instrument or any
- -------------
further act on the part of any of the parties hereto; anything herein to the contrary notwithstanding; provided, further that the Owner Trustee
                              --------  -------
shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.05.  Appointment of Co-Trustee or Separate
                     -------------------------------------
Trustee.  Notwithstanding any other provisions of this Agreement, at any
- -------
time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Equipment may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section
                                                                 -------
10.01 and no notice of the appointment of any co-trustee or separate
- -----
trustee shall be required pursuant to Section 10.03.
                                      -------------

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties, and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

           (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                 ARTICLE XI

                               MISCELLANEOUS

     SECTION 11.01.  Supplements and Amendments.  This Agreement may be
                     --------------------------
amended by the Seller and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as
                        --------  -------
evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Seller and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a)
                    --------  -------
increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner

Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.02.  No Legal Title to Owner Trust Estate in Owners.  The
                     ----------------------------------------------
Owners shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and
                                                             ----------
IX.  No transfer, by operation of law or otherwise, of any right, title,
- --
and interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 11.03.  Limitations on Rights of Others.  Except for Section
                     -------------------------------              -------
2.07, the provisions of this Agreement are solely for the benefit of the
- ----
Owner Trustee, the Seller, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.04.  Notices.  (a)  Unless otherwise expressly specified or
                     -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Seller, addressed to Caterpillar Financial Funding Corporation, Greenview Plaza, 2950 East Flamingo Road, Suite E-4, Las Vegas, Nevada 89121; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION 11.05.  Severability.  Any provision of this Agreement that is
                     ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.06.  Separate Counterparts.  This Agreement may be executed
                     ---------------------
by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.07.  Successors and Assigns.  All covenants and agreements
                     ----------------------
contained herein shall be binding upon, and inure to the benefit of, the Seller, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     SECTION 11.08.  Covenant of the Seller.  In the event that (a) the
                     ----------------------
Certificate Balance shall be reduced by Realized Losses and (b) any litigation with claims in excess of $1,000,000 to which the Seller is a party which shall be reasonably likely to result in a material judgment against the Seller that the Seller will not be able to satisfy shall be commenced by an Owner, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Seller, such judgment has been satisfied) the Seller shall not pay any dividend to Caterpillar Financial Services Corporation, or make any distribution on or in respect of its capital stock to Caterpillar Financial Services Corporation, or repay the principal amount of any indebtedness of the Seller held by Caterpillar Financial Services Corporation, unless (i) after giving effect to such payment, distribution or repayment, the Seller's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment. The Seller further agrees that prior to the termination of the Trust it shall not revoke, modify or otherwise amend any agreements with Caterpillar Financial Services Corporation in effect on the Closing Date in any manner that would adversely affect the rights of the Seller to receive from Caterpillar Financial Services Corporation contributions of capital or payments on demand pursuant to such agreements. The Seller further covenants and agrees that it will not enter into any transaction or take any action (other than any transaction or action contemplated by this Agreement or any of the Basic Documents) if, as a result of such transaction or action, any rating of either the Notes or the Certificates by any of the Rating Agencies would be downgraded or withdrawn.

     SECTION 11.09.  No Petition.  The Owner Trustee, by entering into this
                     -----------
Agreement (not in its individual capacity but solely as Owner Trustee), each Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder by accepting the benefits of this Agreement, hereby covenant and agree that they will not, prior to the date which is one year and one day after the termination of the Trust, institute against the Seller, or join in any institution against the Seller of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the Basic Documents.

     SECTION 11.10.  No Recourse.  Each Certificateholder by accepting a
                     -----------
Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Seller, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

     SECTION 11.11.  Headings.  The headings of the various Articles and
                     --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.13.  Certificate Transfer Restrictions.  (a)  The
                     ---------------------------------
Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code), or (iii) any entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity (excluding any investment company that is registered under the Investment Company Act of 1940, as amended) (each, a "Benefit Plan"). By accepting and holding a Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan, and that no assets of a Benefit Plan were used to acquire the Certificate and shall deliver to the Owner Trustee at the time of acquisition of a Certificate a duly executed Certificateholder Certification in the form set forth in Exhibit C.
                                       ---------

     (b) The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section 7701(a)(30) of the Code. By accepting and holding a Certificate, the Holder shall be deemed to have represented and warranted under penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. person and shall deliver to the Owner Trustee, at the time of acquisition of a Certificate and thereafter from time to time upon request, a duly executed Certificateholder Certification in the form set forth in Exhibit C.

     SECTION 11.14.  Seller Payment Obligation.  The Seller shall be
                     -------------------------
responsible for payment of the Administrator's fees under the Administration Agreement (to the extent not paid pursuant to Section 5.04 of the Sale and Servicing Agreement) and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                              CHEMICAL BANK DELAWARE,
                                not in its individual capacity
                                but solely as Owner Trustee,


                              By: /s/ John J. Cashin
                                 -------------------------------------------
                                 Name:  John J. Cashin
                                 Title:Senior Trust Officer


                              CATERPILLAR FINANCIAL
                                FUNDING CORPORATION,
                                as Seller,


                              By: /s/ Frank C. Carder
                                 -------------------------------------------
                                 Name:  Frank C. Carder
                                 Title:Treasurer



Acknowledged and accepted
with respect to Section 9.02 of this Trust Agreement:

THE FIRST NATIONAL BANK OF CHICAGO,
  not in its individual capacity,
  solely in its capacity as Indenture Trustee


By: /s/ Barbara G. Grosse
   -------------------------------------------------------
   Name:   Barbara G. Grosse
   Title:  Assistant Vice President
            and Assistant Secretary

                                                                  EXHIBIT A


NUMBER                                                        $____________
R-                                                     CUSIP NO.___________


                    SEE REVERSE FOR CERTAIN DEFINITIONS

                 [THIS CERTIFICATE IS NOT TRANSFERRABLE]*/
                                                        -


     THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DEFINED IN
SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OTHER THAN A PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE
CODE), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EXCLUDING ANY INVESTMENT COMPANY THAT IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUCH A PLAN AND THAT NO ASSETS OF SUCH A PLAN WERE USED TO ACQUIRE THIS CERTIFICATE AND SHALL DELIVER TO THE OWNER TRUSTEE AT THE TIME OF ACQUISITION OF A CERTIFICATE A DULY EXECUTED CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT C.

     THE CERTIFICATES MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF AN INDIVIDUAL OR ENTITY THAT IS NOT A U.S. PERSON AS DEFINED IN SECTION 7701(A)(30) OF THE CODE. BY ACCEPTING AND HOLDING A CERTIFICATE, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT (OR, IF IT IS ACTING AS A NOMINEE, THE BENEFICIAL OWNER) IS A U.S. PERSON AND SHALL DELIVER TO THE OWNER TRUSTEE, AT THE TIME OF ACQUISITION OF A CERTIFICATE AND THEREAFTER FROM TIME TO TIME UPON REQUEST, A DULY EXECUTED CERTIFICATION IN THE FORM SET FORTH IN EXHIBIT C.




- --------------------
*/   To be included in the Seller's 1% Certificate.
- -

                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A

                       6.55% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new and used machinery and certain monies due or received thereunder and sold to the Trust (as defined below) by Caterpillar Financial Funding Corporation.

(This Certificate does not represent an interest in or obligation of Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation, Caterpillar Inc. or any of their respective affiliates, except to the extent described below.)

     THIS CERTIFIES THAT _________________ is the registered Owner of a ____________ DOLLAR ($________) nonassessable (subject to Section 2.07 of
                                                          ------------
the Trust Agreement (as defined below)), fully-paid, fractional undivided interest in Caterpillar Financial Asset Trust 1996-A (the "Trust") formed by Caterpillar Financial Funding Corporation, a Nevada corporation (the "Seller").

     The Trust was created pursuant to an Amended and Restated Trust Agreement as of May 1, 1996 (the "Trust Agreement"), between the Seller and Chemical Bank Delaware, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Sale and Servicing Agreement dated as of May 1, 1996 (the "Sale and Servicing Agreement"), among the Trust, the Seller and Caterpillar Financial Services Corporation, as servicer (the "Servicer"), as applicable.

     This Certificate is one of the duly authorized Certificates designed as "6.55% Asset Backed Certificates" (herein called the "Certificates"). Also issued under the Indenture dated as of May 1, 1996, between the Trust and The First National Bank of Chicago, as indenture trustee, are Notes designated as "Class A-1 5.418% Money Market Asset Backed Notes" (the "A-1 Notes"), "Class A-2 5.90% Asset Backed Notes" (the "A-2 Notes") and "Class A-3 6.30% Asset Backed Notes" (the "A-3 Notes"; together with the A-1 Notes and the A-2 Notes, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used equipment (the "Receivables"), all monies received on or after May 1, 1996 from payments on the Receivables, security interests in the equipment financed thereby and certain other cross-collateralized equipment, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, title, and interest of the Seller in and to the Purchase Agreement dated as of May 1, 1996, between Caterpillar Financial Services Corporation and the Seller and all proceeds of the foregoing. The Holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement and the Indenture.

     Under the Trust Agreement, there will be distributed on the 25th day of each month or, if such day is not a Business Day, the next Business Day (the "Distribution Date"), commencing on July 25, 1996, to the Person in whose name this Certificate is registered at the close of business on the last calendar day of the month preceding the month in which such Distribution Date occurs (the "Record Date") such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

     It is the intent of the Seller, the Servicer and the Certificateholders that, for purposes of federal income, state and local income and franchise and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Seller) will be treated as partners in that partnership. The Seller and the other Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as partnership interests in the Trust.

     Notwithstanding any prior termination of the Trust Agreement, each Certificateholder, by its acceptance of a Certificate, covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Trust with respect to the Issuer or the Seller, acquiesce, petition or otherwise invoke or cause the Issuer or the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Seller, under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Seller.

     Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                              CATERPILLAR FINANCIAL ASSET
                                 TRUST 1996-A,

                              By:  CHEMICAL BANK DELAWARE,
                                     as Owner Trustee


Dated:                        By: ___________________________
                                  Name:
                                  Title:



                       CERTIFICATE OF AUTHENTICATION

     This is one of the Certificates referred to in the within-mentioned Trust Agreement.


CHEMICAL BANK DELAWARE,    or      CHEMICAL BANK DELAWARE,
as Owner Trustee                   as Owner Trustee

                                      By______________________,
                                        Authenticating Agent



By:___________________________        By:________________________________
     Authorized Signatory                  Authorized Signatory

                          [REVERSE OF CERTIFICATE]

     The Certificates do not represent an obligation of, or an interest in, the Seller, the Servicer, Caterpillar Inc., the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Sale and Servicing Agreement and the Trust Agreement. The Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Sale and Servicing Agreement and the Trust Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller and the rights of the Certificateholders under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the holders of the Notes and the Certificateholders each voting as a class evidencing a majority of the outstanding Notes and the Certificate Balance, respectively. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in force satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing and a duly executed Certificateholder Certification of the transferee thereof, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Chemical Bank, New York, New York.

     The Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 or integral multiples of $1,000 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate

Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the Owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificates; provided, however, such right of purchase is exercisable
                  --------  -------
only on any Distribution Date on which the Pool Balance is less than 10% of the Initial Pool Balance.

     The Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e)(1) of the Code other than a governmental or church plan described in Section 4975(g)(2) or
(3) of the Code) or (c) any entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity (excluding any investment company that is registered under the Investment Company Act of 1940, as amended) (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and that no assets of a Benefit Plan were used to acquire this Certificate.

     The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section 7701(a)(30) of the Code. By accepting and holding a Certificate, the Holder thereof shall be deemed to have represented and warranted that it (or, if it is acting as a nominee, the beneficial Owner) is a U.S. person.

     Each Holder hereof shall deliver to the Owner Trustee, at the time of acquisition of a Certificate and thereafter from time to time upon request, a duly executed Certificateholder Certification in the form set forth in Exhibit C to the Trust Agreement, which certification pertains to the representations made in the preceding two paragraphs.

                                 ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE



___________________________________________________________________________
__
(Please print or type name and address, including postal zip code, of assignee)



___________________________________________________________________________
_
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________ Attorney to transfer said Certificate on the books of the Certificate Register, with full power of substitution in the premises.



Dated:                        __________________________________________*
                              Signature Guaranteed:


                              _________________________________________*



____________________

* NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.

                                                                  EXHIBIT B

                          CERTIFICATE OF TRUST OF
                  CATERPILLAR FINANCIAL ASSET TRUST 1996-A


     THIS Certificate of Trust of CATERPILLAR FINANCIAL ASSET TRUST 1996-A (the "Trust"), dated May 1, 1996, is being duly executed and filed by Chemical Bank Delaware, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Sec.
                                                           ---------
3801 et seq.).
     -- ----

     1.  Name.  The name of the business trust formed hereby is CATERPILLAR
         ----
FINANCIAL ASSET TRUST 1996-A.

     2.  Delaware Trustee.  The name and business address of the trustee of
         ----------------
the Trust in the State of Delaware is Chemical Bank Delaware, 1201 Market Street, 9th Floor, Wilmington, Delaware 19801, Attention: Corporate Trustee Administration Department.

     3.  Effective Date.  This Certificate of Trust shall be effective as
         --------------
of its filing.

     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                             [Owner Trustee], not in its
                                individual capacity but solely
                                as Owner Trustee,


                             By:
                                -----------------------------------
                                Name:
                                Title:

                                                                  EXHIBIT C


                      CERTIFICATEHOLDER CERTIFICATION


          This Certificateholder Certification ("Certification") is delivered pursuant to Section 11.13(b) of Caterpillar Financial Asset Trust
                      ----------------
1996-A Amended and Restated Trust Agreement, dated as of May 1, 1996 (the "Trust Agreement"), between Caterpillar Financial Funding Corporation and Chemical Bank Delaware, as Owner Trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the Beneficial Owner, of the Caterpillar Financial Asset Trust 1996-A 6.55% Asset Backed Certificate (the "Certificate"). Capitalized terms used but not defined in this Certification have the respective meanings given them in the Trust Agreement.

     Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III of Section A.

     Section A.  To confirm to the Trust that the provisions of Section
     ---------
1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I - Complete Either A or B

     A.   Individual as Beneficial Owner

          1. I am (The Beneficial Owner is) not a non-resident alien for purposes of U.S. income taxation;

          2.   My (The Beneficial Owner's) name and home address are

               _____________________________________________
               _____________________________________________
               _____________________________________________; and

          3. My (The Beneficial Owner's) U.S. taxpayer identification number (Social Security Number) is ______________________.

     B.   Corporate, Partnership or other Entity as Beneficial Owner

          1.   ________________________________ (Name of the Beneficial
               Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury regulations);

          2.   The Beneficial Owner's office address and place of
               incorporation (if applicable) is
               _________________________________________
               _________________________________________; and

          3. The Beneficial Owner's U.S. employer identification number (Social Security Number) is _______________.

Part II - Nominees

     If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certification has been made in reliance upon information contained in:

     _________ an IRS Form W-9

     _________ a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty (30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial Owners, the undersigned agrees to submit a new Certification of Non-Foreign Status to the Trust promptly after such change.

Part III - Declaration

     The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person. The undersigned understands that this Certification may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

     Under penalty of perjury, I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have the authority* to sign this document


________________________________________________________________
                                    Name

________________________________________________________________
                           Title (if applicable)

________________________________________________________________
                             Signature and Date


*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this Certification.



     THE CERTIFICATION CONTAINED IN THIS SECTION A WILL BECOME OBSOLETE AT THE END OF THE THIRD YEAR AFTER THE TAXABLE YEAR OF THE TRUST DURING WHICH THIS CERTIFICATION IS DELIVERED TO THE TRUST.

     Section B.  The undersigned hereby certifies:
     ---------

          1. I am not an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to the provisions of Title I of ERISA.

          2. I am not a plan (as defined in Section 4975(e)(1) of the Code other than a governmental or church plan described in
               Section 4975(g)(2) or (3) of the Code).

          3. I am not any entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity (excluding any investment company that is registered under the Investment Company Act of 1940, as amended) (each, a "Benefit Plan").

     I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete and, if applicable, I further declare that I have the authority* to sign this document


________________________________________________________________
                                    Name

________________________________________________________________
                           Title (if applicable)

________________________________________________________________
                             Signature and Date


*NOTE: If signed pursuant to a power of attorney, the power of attorney must accompany this Certification.